                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 5, 1997 and March 12, 1997 in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-23425) and related Prospectus of Journal Register Company for the registration of 9,375,000 shares of its common stock.


                                          /S/  ERNST & YOUNG LLP


MetroPark, New Jersey
April 18, 1997